Exhibit 10.2

EXECUTION COPY

ASSUMPTION AGREEMENT

This Assumption Agreement (“Assumption Agreement”) is made this 2nd day of July, 2013 (the “Effective Date”), by U.S. BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8 (“Noteholder”), RP/HH PARK PLAZA, LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), ROCKPOINT REAL ESTATE FUND III, L.P., a Delaware limited partnership (“Original Guarantor”), BOSTON 1927 OWNER, LLC, a Delaware limited liability company (“Assumptor”) and SUNSTONE HOTEL PARTNERSHIP, LLC, a Delaware limited liability company (“New Guarantor”) and is acknowledged and agreed to by BOSTON 1927 LESSEE, INC., a Delaware corporation (“Operating Lessee”) solely to acknowledge and agree to certain representations, warranties and covenants set forth herein.

RECITALS

A.                                    Noteholder’s predecessor in interest, Bank of America, N.A. (in such capacity, “Original Lender”) made two loans to Borrower, in the combined original principal amount of $120,000,000.00 (collectively the “Loan”).  The Loan was evidenced by Promissory Note A-1 (“Note A-1”), dated as of January 22, 2013, in the original principal balance of $95,000,000.00 (“Loan A-1”) and Promissory Note A-2 (“Note A-2” and collectively with Note A-1, the “Notes”), of even date with Note A-1, in the original principal balance of $25,000,000.00 (“Loan A-2” and collectively with Loan A-1, the “Loan”).

B.                                    The Loan is further evidenced and secured under the terms and provisions set forth in the following loan documents, all of which are of even date with the Notes, unless otherwise noted:

1.                                      Loan Agreement by and between Borrower and Original Lender (the “Loan Agreement”);

2.                                      Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Borrower to Original Lender which, secures the Notes and other obligations of Borrower (“Security Instrument”), and which Security Instrument was recorded on January 24, 2013  in Book 50869, Page 102 in the real estate records of Suffolk County, Massachusetts (Official Records”), the Original Lender’s interest under which was assigned to Noteholder by instrument recorded on February 19, 2013, in Book 51097, Page 186, in said Official Records.  The land, improvements and other real property which are subject to the Security Instrument are hereinafter referred to as the “Property” and the equipment, machinery and other personal property which are subject to the Security Instrument are hereinafter referred to as the “Collateral”;

3.                                      Guaranty of Recourse Obligations of Borrower executed by Original Guarantor (“Guaranty”);

4.                                      Environmental Indemnity Agreement executed by Original Borrower (“Environmental Indemnity”);

5.                                      Irrevocable Proxy executed by Original Borrower (the “Proxy”);

6.                                      Assignment and Subordination of Management Agreement and Consent of Manager (“Assignment of Management Agreement”) executed by Borrower and Highgate Hotels, L.P. (“Manager”);

7.                                      Deposit Account Control Agreement executed by Borrower, Bank of America, N.A. as deposit bank (in such capacity, “Bank”) and Original Lender (the “Lockbox Agreement”); and

8.                                      UCC-1 Financing Statements filed on January 24, 2013, as instrument number 0326851 with the Delaware Secretary of State (“State UCC”) and on January 25, 2013, in Book 50879, Page 59, as instrument number 00008758, in the Official Records (“County UCC”).

The above documents, together with this Assumption Agreement and all documents executed in connection herewith are hereinafter collectively defined as the “Loan Documents”, though for purposes of the Loan Documents being assumed by Assumptor and New Guarantor, the Loan Documents shall not include the Guaranty, the current Environmental Indemnity, the Assignment of Management Agreement or the Lockbox Agreement.

Original Lender previously transferred its interest in Loan A-1, Note A-1 and the corresponding interest in the other Loan Documents to Noteholder and Noteholder is the current holder thereof.  Original Lender previously transferred its interest in Loan A-2, Note A-2 and the corresponding interest in the other Loan Documents to U.S. Bank National Association, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9, Commercial Mortgage Pass-Through Certificates, Series 2013-C9 (“Co-Lender”) and Co-Lender is the current holder thereof.  As set forth in that certain Agreement between Noteholders dated as of February 21, 2013 (the “Intercreditor Agreement”) and that certain Pooling and Servicing Agreement dated as of February 1, 2013 (the “PSA”), Wells Fargo Bank, National Association (“Servicer”), has been engaged to service and administer the Loan and has authority to act for and on behalf of the Noteholder and Co-Lender.  Capitalized Terms not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement, as modified by this Assumption Agreement.

C.                                    As of the Effective Date, the Noteholder represents and the other parties acknowledge and agree that:

1.                                      The principal balance outstanding under Note A-1 was $94,358,355.30 and the principal balance outstanding under Note A-2 was $24,814,260.44;

2.                                      The Note Rate under the Loan is 4.402%;

3.                                      Accrued interest on the Note has been paid through June 30, 2013;

4.                                      The balance in the Required Repair Account pursuant to Section 9.1 of the Loan Agreement was $980,099.85;

5.                                      The balance in the Replacement Reserve Escrow Account pursuant to Section 9.2 of the Loan Agreement was $368,253.17;

6.                                      The balance in the Tax and Insurance Reserve Account pursuant to Section 9.6 of the Loan Agreement was $1,632,094.28, with $00.00 of such amount allocated for the payment of Insurance Premiums and $1,632,094.28 of such amount allocated for the payment of Property Taxes;

7.                                      The balance in the Excess Cash Reserve Account pursuant to Section 9.7 of the Loan Agreement was $00.00;

8.                                      The balance in the Seasonality Reserve Account pursuant to Section 9.10 of the Loan Agreement was $4,500,795.90; and

9.                                      The balance in the Room Split Reserve pursuant to Section 9.12 of the Loan Agreement was $183,340.83.

D.                                    Borrower is selling and conveying the Property and the Collateral to Assumptor (the “Sale”), and both parties desire to obtain consent from Noteholder for the Sale and a waiver of any right Noteholder may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of the Sale.  In connection with the Sale, Assumptor will be entering into a Lease Agreement for the Property with Operating Lessee (the “Operating Lease”) and Assumptor and Operating Lessee are requesting that Noteholder also provide consent to the Operating Lease.  For the avoidance of doubt, while in connection with the Assumption (as hereinafter defined) Operating Lessee has agreed to make certain representations and warranties and be bound by certain covenants under the Loan Documents, Operating Lessee shall not be deemed to be a Borrower under the Loan Documents.

E.                                     Subject to the terms and conditions hereof, Noteholder is willing to consent to the Sale and to the execution of the Operating Lease upon assumption by Assumptor of all obligations of Borrower under the Loan Documents (the “Assumption”).

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.                                      Incorporation. The foregoing recitals are incorporated herein by this reference.

2.                                      Assumption Fee. As consideration for Noteholder’s execution of this Assumption Agreement and in addition to any other sums due hereunder, Borrower and Assumptor agree to pay Noteholder or Noteholder’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of the Assumption) an assumption fee of $297,931.54 (0.25% of the loan balance as of the Effective Date), due on the Effective Date.

3.                                      Conditions Precedent. The following are conditions precedent to Noteholder’s obligations under this Assumption Agreement:

a.                          Delivery to Noteholder of the organizational documents and evidence of good standing of Assumptor and Operating Lessee, their constituent parties, and of New Guarantor, together with such resolutions or certificates as Noteholder may require, in form and content acceptable to Noteholder, authorizing the Assumption and the execution of this Assumption Agreement and related documents and executed by the appropriate persons and/or entities on behalf of Assumptor, Operating Lessee and New Guarantor;

b.                          Receipt by Noteholder of: (i) the executed original of this Assumption Agreement; (ii) an executed original of a Memorandum of Assumption Agreement in the form attached hereto as Exhibit A, with signatures notarized, and otherwise in form and substance reasonably acceptable to Noteholder (“Memorandum of Assumption Agreement”); and (iii) any other documents and agreements which are required pursuant to this Assumption Agreement, in form and content reasonably acceptable to Noteholder;

c.                           Assumptor’s, Operating Lessee’s, New Guarantor’s, Borrower’s and Guarantor’s delivery to Title Company of the Memorandum of Assumption Agreement, in proper form for filing in the appropriate jurisdictions as determined by Noteholder, together with such other documents and agreements, if any, required pursuant to this Assumption Agreement or which Noteholder has requested to be recorded or filed;

d.                          Execution and delivery to Noteholder by New Guarantor of a new Guaranty of Recourse Obligations of Borrower (“New Guaranty”) in favor of Noteholder in substantially the same form as the Guaranty and otherwise reasonably acceptable to Noteholder;

e.                           Execution and delivery to Noteholder by Borrower and New Guarantor of a new Environmental Indemnity Agreement (“New Environmental Indemnity”) in favor of Noteholder in substantially the same form as the Environmental Indemnity and otherwise reasonably acceptable to Noteholder;

f.                            Receipt by Noteholder of evidence that casualty insurance and comprehensive liability insurance policies with respect to the Property, each in form and amount reasonably satisfactory to Noteholder, have been obtained with the annual premium for same to be paid at closing;

g.                           The irrevocable commitment of First American Title Insurance Company “Title Company”) to issue a replacement Loan Policy of Title Insurance in form and substance reasonably acceptable to Noteholder, insuring Noteholder that the priority and validity of the Security Instrument has not been and will not be impaired by this Assumption Agreement, the conveyance of the Property, or the transaction contemplated hereby;

h.                          Receipt and reasonable approval by Noteholder of the new management agreement between Assumptor and Manager (which must provide for a management fee of no more than 4%) and Manager’s execution of a new Assignment and

Subordination of Management Agreement and Consent of Manager (“New Assignment of Management Agreement”).

i.                              Assumptor’s delivery to Noteholder of UCC-1 Financing Statements and UCC-3 Amendments in proper form for filing in the appropriate jurisdictions as reasonably determined by Noteholder, which Assumptor expressly authorizes Noteholder to file;

j.                             Payment of the assumption fee provided for in Section 2 above;

k.                          Borrower’s or Assumptor’s reimbursement to Noteholder of all reasonable costs and expenses incurred by Noteholder in connection with this Assumption Agreement and the transactions contemplated hereby, including, without limitation, application fees, search fees, underwriting fees, loan administration fees, title insurance costs, escrow and recording fees, rating agency fees and expenses, reasonable attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Noteholder’s employees, agents or independent contractors;

l.                              Assumptor shall deposit $188,005.55 with Noteholder to be held as additional Required Repair Funds in the Required Repair Account;

m.                      Noteholder shall have received an opinion of counsel to Noteholder with respect to the compliance of this Assumption Agreement, the transfer to Assumptor, and the transactions referenced herein with the provisions of the Internal Revenue Code as the same pertain to real estate mortgage investment conduits;

n.                          Receipt and reasonable approval by Noteholder of (A) Assumption opinion from Assumptor’s, Operating Lessee’s and New Guarantor’s counsel (licensed in the State of New York and the Commonwealth of Massachusetts; (B) standard Delaware single member LLC opinions for Assumptor from acceptable Delaware counsel; and (C) a new Non-Consolidation Opinion;

o.                          Receipt and approval of all credit, litigation, anti-terrorism, anti-money laundering and other searches as Noteholder may require;

p.                          Noteholder’s receipt of the fully executed Operating Lease in form and substance reasonably acceptable to Noteholder;

q.                          Execution and delivery to Noteholder by Operating Lessee and Assumptor, as applicable, of an acceptable Security Agreement (the “Security Agreement”) and Collateral Assignment of Security Agreement (the “Collateral Assignment of Security Agreement”) and such other documentation as reasonably required by Noteholder;

r.                             Operating Lessee’s delivery to Noteholder of UCC-1 Financing Statements (showing Operating Lessee as debtor and Assumptor as secured party) in proper form for filing in the appropriate jurisdictions as determined by Noteholder, which Assumptor expressly authorizes Noteholder to file;

s.                            Receipt by Noteholder of satisfactory confirmation that Assumptor has been issued a new liquor license for the Property.

t.                             Receipt by Noteholder of confirmation that all other necessary permits and approvals necessary for the operation of the Property have been assigned to and/or obtained by Assumptor or Operating Lessee;

u.                          Receipt by Noteholder of satisfactory evidence that Operating Lessee has established a replacement Lockbox Account with an acceptable Lockbox Bank and receipt and approval by Noteholder of a Deposit Account Control Agreement for the new Lockbox Account (collectively, the “New Lockbox Agreement”);

v.                          Receipt by Noteholder of a copy of the warranty deed by which the Property will be conveyed to Assumptor, and the purchase and sale agreement (the “Purchase and Sale Agreement”) documenting the sale of the Property to Assumptor;

w.                        Receipt by Noteholder of an executed Form W-9 for Assumptor and Operating Lessee;

x.                          Receipt by Noteholder of a Rating Agency Confirmation from each applicable Rating Agency or a written waiver from the applicable Rating Agency pursuant to which the Rating Agency waives or declines to review the transaction contemplated hereby;

y.                          Expiration of the consultation period provided to Co-Lender in the Intercreditor Agreement and PSA;

z.                           Receipt by Noteholder of satisfactory evidence that the Mezzanine Loan is being paid in full in connection with the closing of this Assumption and that all Mezzanine Loan Documents are being satisfied and/or terminated;

aa.                   Receipt and reasonable approval of certificates/estoppels from the Park Plaza Condominium Trust and of evidence that all necessary consents have been obtained; and

bb.                   The representations and warranties contained herein are true and correct in all material respects.

4.                                      Assumption.  Assumptor hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Loan Agreement and the other Loan Documents and shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Loan Documents, as modified by this Assumption Agreement, and assumes all liabilities of Borrower under the Loan Documents as if Assumptor were an original signatory thereto.  The execution of this Assumption Agreement by Assumptor shall be deemed its execution of the Note, the Loan Agreement and the other Loan Documents., subject to, and in accordance with, the terms of this Assumption Agreement.

5.                                      Master Servicer Estoppel.  Based solely on the actual knowledge of Travis Wheat, an employee of Master Servicer who is currently assigned to the servicing of the Loan: (a) no Event of Default has occurred and is continuing; and (b) there have been no modifications to the Loan Documents except as set forth in this Assumption Agreement.  For purposes of the foregoing, “Master Servicer” means Wells Fargo Bank, National Association, in its capacity as master servicer for Noteholder.

6.                                      Partial Release of Borrower; Release of Noteholder.  Noteholder hereby releases (on the Effective Date) Borrower from liability under the Loan Documents other than this Assumption Agreement; provided however, that the parties hereby acknowledge and agree that Borrower is expressly not released from and nothing contained herein is intended to limit, impair, terminate or revoke, any of Borrower’s obligations with respect to the matters set forth in Section 15.1 of the Loan Agreement, to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date (the “Retained Obligations”), and that such obligations shall continue in full force and effect in accordance with the terms and provisions thereof and hereof.  Borrower’s obligations under the Loan Documents with respect to the Retained Obligations shall not be discharged or reduced by any extension, amendment, renewal or modification to, the Note, the Loan Agreement or any other Loan Documents, including, without limitation, changes to the terms of repayment thereof, modifications, extensions or renewals of repayment dates, releases or subordinations of security in whole or in part, changes in the interest rate or advances of additional funds by Noteholder in its discretion for purposes related to those set forth in the Loan Documents.  Each of Borrower, Original Guarantor, Assumptor and New Guarantor hereby fully releases (on the Effective Date) Noteholder and any servicer(s) of the Loan from any liability of any kind arising out of or in connection with the Loan or the Loan Documents other than this Assumption Agreement to the extent the same arise out of or in connection with any act or omission on or prior to the Effective Date; provided, however, this release shall not apply to any liability due to fraud, gross negligence or willful misconduct of Noteholder or to any counterclaims by Borrower and/or Original Guarantor to the extent the same relate to any claim Noteholder asserts against Borrower and/or Original Guarantor for any liability arising on or prior to the Effective Date.

7.                                      Confirmation of Guaranty; Partial Release of Original Guarantor.  Nothing contained herein is intended to limit, impair, terminate or revoke Original Guarantor’s obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring on or before the Effective Date and such obligations shall continue in full force and effect in accordance with the terms and provisions of the Guaranty; provided, however, Noteholder hereby releases Original Guarantor from its obligations under the Guaranty to the extent the same arise out of or in connection with any act or omission occurring from and after the Effective Date.

8.                                      Representations and Warranties.

a.                          Assignment.  Borrower and Assumptor each hereby represents and warrants to Noteholder that Borrower will on the Effective Date contemporaneously with the transactions contemplated by this Assumption Agreement irrevocably and unconditionally transfer and assign to Assumptor all of Borrower’s right, title and interest in and to:

i.                                          The Property and the Collateral;

ii.                                       The Loan Documents;

iii.                                    All leases, contracts, licenses and permits related to the Property or the Collateral;

iv.                                   All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property;

v.                                      All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vi.                                   All funds, if any, deposited in impound accounts held by or for the benefit of Noteholder pursuant to the terms of the Loan Documents.

Borrower and Assumptor each hereby further represents and warrants to Noteholder that no consent to the transfer of the Property and the Collateral to Assumptor is required under any agreement to which Borrower or Assumptor is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.                          No Defaults. Assumptor and Borrower each hereby represents and warrants, to its respective knowledge, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Assumption Agreement, and, as of the Effective Date, all representations and warranties herein and in the other Loan Documents, as modified by this Assumption Agreement, are true and correct in all material respects.

c.                           Loan Documents. Assumptor and Operating Lessee represent and warrant to Noteholder that Assumptor and Operating Lessee have actual knowledge of all terms and conditions of the Loan Documents, and agree that Noteholder has no obligation or duty to provide any information to Assumptor or Operating Lessee regarding the terms and conditions of the Loan Documents.  Assumptor and Operating Lessee further agree that all representations, agreements and warranties in the Loan Documents regarding Borrower (as modified by this Assumption Agreement), its status, authority, financial condition and business shall apply to each of Assumptor and Operating Lessee, as though Assumptor and Operating Lessee were originally named in the Loan Documents.  Assumptor and Operating Lessee further understand and acknowledge that, except as expressly provided in this Assumption Agreement or in any other writing executed by Noteholder, Noteholder has not waived any right of Noteholder or obligation of Borrower or Assumptor under the Loan Documents and Noteholder has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.                          Financial Statements. Assumptor and New Guarantor represent and warrant to Noteholder that the financial statements of Assumptor, New Guarantor, and Sunstone Hotel Investors, Inc. (the “REIT”), previously delivered by Assumptor and New Guarantor to Noteholder: (i) are complete and correct in all material respects; (ii) present fairly and in all material respects the financial condition of each of such parties as of the date of such statement; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as expressly noted therein, or other accounting standards approved by Noteholder.  Assumptor further represents and warrants to Noteholder that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties.

e.                           Reports. Assumptor represents and warrants to Noteholder that all reports, documents, instruments and information (other than information of a general economic or industry nature) prepared by Assumptor and delivered to Noteholder in connection with the Assumption: (i) are correct and sufficiently complete to give Noteholder accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.  Assumptor further represents and warrants to Noteholder that, to its knowledge, all other reports, documents, instruments and information (other than information of a general economic or industry nature) that Assumptor has delivered to Noteholder in connection with the Assumption are correct and do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.  With respect to all projected financial information delivered by Assumptor, Assumptor represents and warrants only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

f.                            Assumptor Location.  Assumptor represents and warrants that its chief executive office is located at the following address: c/o Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, CA 92656.  Assumptor represents and warrants that its state of formation is Delaware.  All organizational documents of Assumptor delivered to Noteholder are complete and accurate in all material respects.  Assumptor’s legal name is exactly as shown on page one of this Assumption Agreement.  Assumptor shall not change Assumptor’s name or, as applicable, Assumptor’s chief executive office, Assumptor’s principal residence or the jurisdiction in which Assumptor is organized, without giving Noteholder at least 30 days’ prior written notice.

g.                           No Pledge of Equity Interests.  Assumptor, Operating Lessee and New Guarantor represent and warrant to Noteholder that the equity interests in (i) Assumptor or Operating Lessee or (ii) except in connection with a Permitted Transfer, any entity that, directly or indirectly, owns an equity interest in Assumptor or Operating Lessee have not been pledged, hypothecated or otherwise encumbered as security for any obligation, and that no portion of the capital contributed to Assumptor or Operating Lessee, directly or indirectly, in connection with Assumptor’s acquisition of the Property consists of borrowed funds.

h.                          Embargoed Person.  Assumptor, Operating Lessee and New Guarantor represent and warrant that none of the funds or other assets of Assumptor, Operating Lessee or New Guarantor constitute property of, or are beneficially owned, directly or, to Assumptor’s, Operating Lessee’s and New Guarantor’s knowledge, indirectly, by any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the USA PATRIOT Act (including the anti-terrorism provisions thereof), the International Economic Powers Act, 50 U.S.C. §§ 1701, et. seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et. seq., and any Executive Orders or regulations promulgated thereunder, including those related to Specially Designated Nationals and Specially Designated Global Terrorists (“Embargoed Person”) and further warrant and represent that no Embargoed Person has any interest of any nature whatsoever in Assumptor, Operating Lessee or New Guarantor with the result that the investment in Assumptor, Operating Lessee or New Guarantor (whether directly or indirectly) is prohibited by law.  The representations contained in this Section 8(h) shall not be deemed to apply to shareholders in any indirect owner of Assumptor, Operating Lessee or New Guarantor whose shares are listed through a publicly traded company listed on the New York Stock Exchange or other nationally recognized exchange.

9.                                      Waiver of Acceleration.  Noteholder hereby consents to the Sale and Operating Lease and agrees that it shall not exercise its right to cause all sums secured by the Security Instrument to become immediately due and payable because of the Sale or Operating Lease; provided, however, Noteholder reserves its right under the terms of the Loan Agreement or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the Property, the Collateral or any interest in Assumptor, except as permitted by the Loan Documents.

10.                               Modification of Loan Documents.  The Loan Documents are hereby modified as follows:

a.                          The definition of “Approved Bank” in Section 1.1 of the Loan Agreement is hereby modified by replacing “Citibank, N.A.” with “Bank of America, N.A.”.

b.                          The definition of “Assignment of Management Agreement” in Section 1.1 of the Loan Agreement is hereby modified to refer to the New Assignment of Management Agreement”.

c.                           The definition of “Borrower” in the opening paragraph of the Loan Agreement is hereby modified to refer to Assumptor as the Borrower.

d.                          The definition of “Borrower Principal” in Section 1.1 of the Loan Agreement is hereby modified to refer to New Guarantor as the Borrower Principal.

e.                           The definition of “Borrower’s Account” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

““Borrower’s Account” shall mean that certain operating account of Operating Lessee with Bank of America, N.A. in the name of Operating Lessee having account number 4427781393.”

f.                            The definition of “Control Parties” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Control Parties” shall mean individually and/or collectively, as the context may require, (A) REIT, (B) Borrower Principal and/or (c) an entity wholly owned and Controlled by either of the foregoing.

g.                           The definition of “Guaranty” in Section 1.1 of the Loan Agreement is hereby modified to refer to the New Guaranty.

h.                          The definition of “Independent Manager” in Section 1.1 of the Loan Agreement is hereby modified to refer to the Independent Director and all subsequent references to the Independent Manager are hereby modified to refer to the Independent Director.

i.                              The definition of “Lease” in Section 1.1 of the Loan Agreement and in the Security Instrument is modified to specifically include the Operating Lease.

j.                             The definition of “Loan Documents” in Section 1.1 of the Loan Agreement is hereby modified by deleting the Guaranty, the Environmental Indemnity Agreement, the Assignment of Management Agreement and the Lockbox Agreement as Loan Documents and adding the New Guaranty, the New Environmental Indemnity Agreement, the New Assignment of Management Agreement, the New Lockbox Agreement, the Security Agreement, and the Collateral Assignment of Security Agreement as Loan Documents.

k.                          The definition of “Lockbox Agreement” in Section 1.1 of the Loan Agreement is hereby modified to refer to the New Lockbox Agreement by and among Assumptor, Operating Lessee, Noteholder and Lockbox Bank.

l.                              The definition of “Mezzanine Loan” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

““Mezzanine Loan” shall mean any Permitted Mezzanine Financing obtained in accordance with the provisions of this Agreement”

m.                      The definitions of “Mezzanine Borrower”, “Mezzanine Default”, “Mezzanine Lender”, “Mezzanine Loan Account”, “Mezzanine Loan Agreement”, “Mezzanine Loan Documents”, “Mezzanine Note” and “Monthly Mezzanine Debt Service Payment Amount” in Section 1.1 of the Loan Agreement are hereby deleted together with all references to such defined terms in the Loan Agreement and other Loan Documents.

n.                          The definition of “Non-Consolidation Opinion” in Section 1.1 of the Loan Agreement is hereby modified to that certain bankruptcy non-consolidation opinion delivered by counsel for Assumptor in connection with this Assumption.

o.                          The reference to the specific Property Condition Report in the definition of “Property Condition Report” in Section 1.1 of the Loan Agreement is hereby modified to refer to that certain Property Condition Report delivered by Assumptor to Noteholder substantially currently with the Assumption which Noteholder has reviewed and has deemed acceptable.

p.                          The definition of “Replacement Reserve Monthly Deposit” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

““Replacement Reserve Monthly Deposit” shall mean (i) five percent (5%) of budgeted monthly income for the applicable month set forth on the current approved Annual Budget from the Closing Date through and including the second anniversary of the Closing Date, which shall be subject to true-up on a quarterly basis to actual monthly income, and (ii) four percent (4%) of budgeted monthly income for the applicable month set forth on the current approved Annual Budget after the second anniversary of the Closing Date through the remaining term of the Loan, which shall be subject to true-up on a quarterly basis to actual monthly income.”

q.                          The definition of “Termination Debt Yield” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Termination Debt Yield” shall mean (i) at any time all or any portion of the Permitted Mezzanine Financing is outstanding, 9.25% and (ii) at any time that no portion of the Permitted Mezzanine Financing is outstanding, 10%.

r.                             The definition of “Title Insurance Policy” in Section 1.1 of the Loan Agreement is hereby modified to refer to that certain replacement mortgagee title insurance policy issued to Noteholder in connection with the Assumption and insuring the lien of the Security Instrument.

s.                            The definition of “Trigger Debt Yield” in Section 1.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Trigger Debt Yield” shall mean (i) at any time all or any portion of the Permitted Mezzanine Financing is outstanding, 8.75% and (ii) at any time that no portion of the Permitted Mezzanine Financing is outstanding, 9.50%.

t.                             The following definitions are hereby added to Section 1.1 of the Loan Agreement:

“Collateral Assignment of Security Agreement” shall mean that certain Collateral Assignment of Security Agreement dated as of July 2, 2013, by Borrower in favor of Noteholder.

“Institutional Lender” shall mean any Person that is either (a) real estate investment trust, bank, savings and loan association, investment bank, insurance company, trust company, commercial credit corporation, finance company, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, provided that any such Person referred to in this clause (a) satisfies the Eligibility Requirements; (b) an investment company, money management firm or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an institutional “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that any such Person referred to in this clause (b) satisfies the Eligibility Requirements; (c) an institution substantially similar to any of the foregoing entities described in clauses (a) or (b) that satisfies the Eligibility Requirements, (d) any entity Controlled by any of the entities described in clauses (a) or (b) above, or (e) an investment fund, limited liability company, limited partnership or general partnership where a Permitted Fund Manager or an entity that is otherwise an Institutional Lender under clause (a), (b), (c) or (d) of this definition acts as the general partner, managing member or fund manager and at least fifty percent (50%) of the equity interests in such investment fund are owned directly or indirectly by entities that are otherwise Institutional Lenders under clause (a), (b), (c) or (d) of this definition.”

“Operating Lease” shall mean that certain Lease Agreement dated as of July 2, 2013 between Borrower, as landlord, and Operating Lessee, as tenant.

“Operating Lessee” shall mean Boston 1927 Lessee, Inc.

“REIT” shall mean Sunstone Hotel Investors, Inc.

“Security Agreement” shall mean that certain Security Agreement dated as of July 2, 2013 by and between Borrower and Operating Lessee.

u.                          The opening clause of Article 4 of the Loan Agreement is hereby deleted and replaced with the following:

“Borrower, and where indicated, Operating Lessee, represent and warrant to Lender that:”

v.                          All representations in the following Sections in Article 4 of the Loan Agreement shall be considered made by both Borrower and Operating Lessee and all references to the Borrower in such Sections are hereby modified to refer to each of Borrower and Operating Lessee:  Section 4.1, Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.6, Section 4.7, Section 4.8, Section 4.9, Section 4.10, Section

4.11, Section 4.12, Section 4.13, Section 4.19, Section 4.20, Section 4.21, Section 4.25, Section 4.27, Section 4.28, Section 4.30, Section 4.31, Section 4.34, Section 4.37, Section 4.38, Section 4.39, Section 4.41, Section 4.42, and Section 4.44.

w.                        The reference to the organizational identification number of the Borrower in Section 4.2 of the Loan Agreement is hereby modified to refer to 130297889, the organizational identification number of Assumptor.

x.                          Section 4.14 of the Loan Agreement of the Loan Agreement is hereby deleted.

y.                          Section 4.25 of the Loan Agreement is hereby modified to refer to the rent roll delivered by Borrower as of the date of this Assumption Agreement.

z.                           Section 4.38 and Section 4.39 of the Loan Agreement are hereby modified by adding the following at the end of such paragraph: “The representations contained in this section shall not be deemed to apply to shareholders in any indirect owner of Assumptor, Operating Lessee or New Guarantor whose shares are listed through a publicly traded company listed on the New York Stock Exchange or other nationally recognized stock exchange.”

aa.                   Section 4.43 of the Loan Agreement of the Loan Agreement is hereby deleted and replaced with the following:

“Section 4.43.                                                                    Operating Lease.  The Operating Lease constitutes the entire agreement between Borrower and Operating Lessee with respect to the Property and is in full force and effect and has not been modified or amended.  There is no material default, breach or violation existing under the Operating Lease by Borrower or Operating Lessee and no event has occurred that, with the passage of time or the giving of notice, or both, would constitute a material default, breach or violation by any party thereunder.  The terms and provisions of the Operating Lease are subordinate in all respects to the liens, terms and provisions to this Agreement, the Mortgage and the other Loan Documents and to all increases, amendments, renewals, modifications, substitutions, consolidations and extensions thereof.  Neither the execution and delivery of the Loan Documents, Borrower’s performance thereunder, nor the exercise of any remedies by Lender will adversely affect Borrower’s rights under the Operating Lease.”

bb.                   The opening clause of Article 5 of the Loan Agreement is hereby deleted and replaced with the following:

“From the Closing Date and until repayment of the Debt in full and performance in full of all obligations of Borrower under the Loan Documents or the earlier release of the Lien of the Mortgage (and all related obligations) in accordance with the terms of this Agreement and the other Loan Documents, Borrower, and where indicated, Operating Lessee, each to itself only unless otherwise noted, herby covenants and agrees with Lender that:”

cc.                     All covenants in the following Sections in Article 5 of the Loan Agreement shall be considered made by both Borrower and Operating Lessee and all references to the Borrower in such Sections are hereby modified to refer to each of Borrower and Operating Lessee:  Section 5.1, Section 5.2, Section 5.3, Section 5.5, Section 5.6, Section 5.7, Section 5.8, Section 5.9, Section 5.10, Section 5.11, Section 5.13, Section 5.14, Section 5.15, Section 5.17, Section 5.18, Section 5.19, Section 5.21, Section 5.22, and Section 5.24.

dd.                   The first clause of Section 5.11(a)(ii) of the Loan Agreement is deemed modified to acknowledge that the rent rolls will be prepared by Manager, but certified by Borrower.

ee.                     The following shall be added at the end of Section 5.11(a)(iv) of the Loan Agreement: “(provided that, the annual financial statements of the Borrower shall not be required to be audited if (i) the annual financial statements of the Borrower is audited in connection with the audit of REIT’s annual financial statements and (ii) the annual financial statements of REIT are delivered to the Lender within 120 days after the close of its fiscal year).”

ff.                       Section 5.11(c) of the Loan Agreement is hereby modified to acknowledge that Borrower will not file a separate tax return and will be included in tax returns filed by REIT.

gg.                     The following is hereby added as new Section 5.23 of the Loan Agreement:

“Section 5.23.                                                                    Operating Lease.

(a)                                 Borrower shall (A) promptly perform and observe all of the material covenants required to be performed and observed by it under the Operating Lease and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (B) promptly notify Lender of any material default under the Operating Lease; (C) promptly deliver to Lender a copy of any notice of default or other material notice under the Operating Lease delivered to Operating Lessee by Borrower; (D) promptly give notice to Lender of any notice or information that Borrower receives which indicates that Operating Lessee is terminating its Operating Lease or that Operating Lessee is otherwise discontinuing its operation of the Property; and (e) promptly enforce the performance and observance of all of the material covenants required to be performed and observed by Operating Lessee under the Operating Lease, unless such failure is not reasonably expected to be materially adverse to the Noteholder.

(b)                                 Borrower shall not, without the prior written consent of Lender, (A) surrender, terminate or cancel the Operating Lease or otherwise replace Operating Lessee; (B) reduce or consent to the reduction of the term of the

Operating Lease; or (C) enter into, renew, amend, modify, waive any provisions of, reduce Rents under or shorten the term of the Operating Lease except in the case of clauses (B) and (C) above, to the extent the foregoing could not reasonably be expected to be materially adverse to the Noteholder in which case Lender’s consent shall not be required.

(c)                                  Operating Lessee shall (A) promptly perform and observe all of the material covenants required to be performed and observed by it under the Operating Lease and do all things necessary to preserve and to keep unimpaired its material rights thereunder; (B) promptly notify Lender of any material default under the Operating Lease; (C) promptly deliver to Lender a copy of any notice of default or other material notice under the Operating Lease delivered by Operating Lessee to Borrower; (D) promptly give notice to Lender of any notice or information that Operating Lessee receives which indicates that borrower is terminating the Operating Lease; and (e) promptly enforce the performance and observance of all of the material covenants required to be performed and observed by Borrower under the Operating Lease, unless such failure is not reasonably expected to be materially adverse to the Noteholder.

(d)                                 Operate Lessee shall not, without the prior written consent of Lender, (A) surrender, terminate or cancel the Operating Lease (B) reduce or consent to the reduction of the term of the Operating Lease; or (C) enter into, renew, amend, modify, waive any provisions of, reduce Rents under or shorten the term of the Operating Lease except in the case of clauses (B) and (C) above, to the extent the foregoing could not reasonably be expected to be materially adverse to the Noteholder in which case Lender’s consent shall not be required.

(e)                                  Borrower and Operating Lessee hereby agree that upon the occurrence, and during the continuance, of an Event of Default under the Loan Documents, at the option of Noteholder exercised in Noteholder’s sole discretion by written notice to Assumptor and Operating Lessee, Noteholder may exercise Assumptor’s rights and remedies under the Operating Lease and the Security Agreement dated as of the date hereof by and between the Assumptor and the Operating Lessee. Operating Lessee agrees to promptly, upon Noteholder’s request, fully and faithfully do all things necessary to effect the foregoing.”

hh.                   The opening clause of Article 6 of the Loan Agreement is hereby deleted and replaced with the following:

“Borrower and Operating Lessee, represent, warrants and covenants, each to itself only unless otherwise noted, as follows:”

ii.                           All representations, warranties and covenants in Article 6 of Loan Agreement shall be considered made by both Borrower and Operating Lessee, each to itself only unless otherwise noted, and as with respect to Operating Lessee, modified, where appropriate to refer to Operating Lessee’s leasehold interest in the Property through the Operating Lease and Operating Lessee’s status as a corporation, and all references to the Borrower in such Sections are hereby modified to refer to each of Borrower and Operating Lessee.  Lender acknowledges that the Operating Lease is permitted notwithstanding the provisions of Article 6 of Loan Agreement.

jj.                         The definition of “Reimbursement and Indemnity Agreement” in Section 6.1(a)(xi) of the Loan Agreement is hereby deleted along with all references to such defined term in the Loan Agreement and other Loan Documents.

kk.                   The reference to “RP/D Saunders, Limited Partnership, a Delaware limited partnership” in Article 6 of the Loan Agreement are hereby deleted along with any other references to such entity in the Loan Documents.

ll.                           The last paragraph of Section 6.1 of the Loan Agreement is hereby deleted and replaced with the following:

“Lender acknowledges and agrees that, as of the date of the Assumption Agreement, each of the Limited Liability Company Agreements of Borrower and the By Laws of Operating Lessee satisfies the requirements of Section 6.1 and Section 6.4 and is acceptable for the purpose of closing the Loan.”

mm.           The definition of “Restricted Party” in Section 7.1 of the Loan Agreement is hereby modified to include Operating Lessee as a Restricted Party.

nn.                   Section 7.3 of the Loan Agreement is hereby deleted and replaced with the following:

“Section 7.3         Permitted Transfers.  Notwithstanding the provisions of Section 7.2 hereof, the following transfers shall not be deemed to be a Prohibited Transfer: (a) a transfer by devise or descent or by operation of law upon the death of a member, partner, shareholder or other beneficial owner of a Restricted Party, so long as Borrower delivers notice to Lender as soon as practicable thereafter and that such Restricted Party is promptly reconstituted, if applicable, following the death of such member, partner or shareholder and there is no change in Control of such Restricted Party as a result of such transfer; (b) the Transfer, in one or a series of transactions, of not more than forty-nine percent (49%), in the aggregate, of the direct or indirect stock, general partnership interests, limited partnership interests, managing membership interests, non-managing membership interests or other beneficial ownership interests (as the case may be) in Borrower; provided Borrower Principal maintains at least a 51% direct or indirect ownership interest in Borrower and Controls Borrower and further provided, that, to the extent any such transferee shall own twenty percent (20%) or more of the direct or indirect ownership interests in Borrower immediately following such transfer (provided such transferee owned less than twenty percent (20%) of the direct or indirect ownership interests in Borrower as of the Closing Date), Borrower shall deliver, at Borrower’s sole cost and expense, customary searches (including without limitation credit, judgment, lien, litigation, bankruptcy, criminal and watch list) acceptable to Lender with respect to such transferee; (c) the transfer of the Leased Property, as defined in the Operating Lease pursuant to the terms of the Operating Lease Agreement and the Loan Documents; and

(d) a transfer (but not a pledge) of direct or indirect ownership interests in Borrower Principal (including, without limitation, a merger or consolidation with and into another entity, the issuance of operating partnership units or stock in a public offering and the subsequent trading of any issued stock on a nationally recognized stock exchange or in connection with any other public or private capital raise); provided that if the surviving entity or transferee shall acquire a controlling interest, or more than forty-nine percent (49%) direct or indirect interest, in Borrower Principal or Borrower Principal, (A) such entity or transferee, as applicable, shall be an Approved Transferee (in which case, subject to the satisfaction of other conditions set forth in this Section 7.3, neither Lender’s nor, after a Securitization, any Rating Agency’s consent shall be required); (B) Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer; (C) no Event of Default shall have occurred and be continuing; and (D) no breach of any of the representations and covenants set forth in Section 6.1 and Section 4.9 of this Agreement shall occur as a result of such transfer. As a condition to each such transfer (other than with respect to clause (a) above), (i) Lender shall receive not less than thirty (30) days prior written notice of such proposed transfer (except in the case of a Pledge as provided in clause (d) above), (ii) no such transfer shall result in a change in Control in the Restricted Party or change in control of the Property (except as provided in clause (d) above), (iii) following any transfers, Borrower and any SPE Component Entity shall continue to satisfy the requirements of Article 6 hereof, (iv) to the extent such transferee shall own twenty percent (20%) or more of the direct or indirect ownership interests in Borrower immediately following such transfer (provided such transferee owned less than twenty percent (20%) of the direct or indirect ownership interests in Borrower as of the Closing Date), Borrower shall deliver, at Borrower’s sole cost and expense, customary searches (including without limitation credit, judgment, lien, litigation, bankruptcy, criminal and watch list) acceptable to Lender with respect to such transferee, and (v) if after giving effect to any such transfer, more than forty nine percent (49%) in the aggregate of direct or indirect interests in Borrower are owned by any Person and its Affiliates that owned less than forty nine percent (49%) direct or indirect interest in Borrower as of the Closing Date, Borrower shall, no less than thirty (30) days prior to the effective date of any such transfer (other than a transfer pursuant to (a) above), deliver to Lender a revised substantive non-consolidation opinion to Lender reflecting such transfer, which opinion shall be in form, scope and substance reasonably acceptable in all respects to Lender and, following a Securitization, acceptable to both the Rating Agencies and reasonably acceptable to Lender.  Notwithstanding anything to the contrary contained in this Section 7.3, Borrower Principal must continue to own and Control, directly or indirectly, and in the aggregate, at least 51% of the legal and beneficial ownership interests in Borrower.

Upon request from Lender, Borrower shall promptly deliver to Lender an updated organizational chart in form, scope and substance similar to the organizational chart delivered to Lender in connection with the closing of the Loan, it being acknowledged that such obligation shall not be deemed to require Borrower to notify Lender of any Transfer except as expressly set forth in this Section 7.3 or elsewhere in the Loan Documents.  All reasonable out-of-pocket costs and expenses incurred by Lender in connection with its review of any of the foregoing Transfers

(without duplication of any other amounts to be paid to Lender in connection with any Transfer hereunder) shall be paid by Borrower.]

oo.                   The introductory paragraph to Section 7.6 of the Loan Agreement is hereby deleted and replaced with the following:

“Notwithstanding the provisions of Section 7.2 hereof or anything to the contrary contained herein, the holders of direct and/or indirect equity interests in Transferee or in Borrower may at any time obtain a mezzanine loan (the “Permitted Mezzanine Financing”); provided that each of the following conditions are satisfied:”

pp.                   The following is hereby added as new Section 7.10 of the Loan Agreement:

“Section 7.10   Intra-Partner Transfers.  In addition to the provisions of Section 7.3 above and notwithstanding any of the restrictions contained in Section 7.1 or Section 7.2, transfers of direct or indirect interests in Borrower by the Sponsor to any entity Controlled and at least 51% owned by Sponsor (a “Sponsor Controlled Party”) will not require the consent of Lender, as long as each of the following requirements is satisfied with respect to such transfer (each such transfer hereinafter referred to as an “Intra-Partner Transfer”):

(a)                                 After giving effect to such transfer, the Sponsor shall continue to Control Borrower and shall collectively own directly or indirectly at least fifty-one percent (51%) of the legal and beneficial interests in Borrower;

(b)                                 No Event of Default has occurred and is continuing hereunder or under the other Loan Documents;

(c)                                  After any such Intra-Partner Transfer, the Borrower must satisfy all the representations and covenants set forth in Sections 4.38, 4.39, 5.18 and 6.1 of this Agreement;

(d)                                 Lender shall have received written notice three (3) Business Days prior to any Intra-Partner Transfer where such Intra-Partner Transfer (or series of Intra-Partner Transfers in the aggregate) result in such Person owning more or less of a direct or indirect interest in Borrower than such Person owned as of the date of the Assumption Agreement;

(e)                                  If after giving effect to any such Intra-Partner Transfer, more than forty-nine percent (49%) in the aggregate of direct or indirect interests in Borrower are owned by any Person, together with its Affiliates, who owned less than forty-nine percent (49%) direct or indirect interest in Borrower as of the Closing Date, Borrower shall deliver to Lender an additional non-consolidation opinion reasonably acceptable to Lender and, following a Securitization, acceptable to the Rating Agencies;

(f)                                   Delivery of customary searches for any transferee that will obtain a 20% or more interest; and

(g)                                  Borrower shall pay all of Lender’s and the Rating Agencies, if applicable (pursuant to clause (e) above), actual costs and expenses (including, without limitation, reasonable legal fees) incurred in connection with any Intra-Partner Transfer; and Borrower executes such documents and agreements as Lender shall reasonably require in connection with the Intra-Partner Transfer, all in form and substance reasonably satisfactory to Lender, provided that same do not (in any material manner) increase any of Borrower’s obligations or decrease any of Borrower’s rights under the Loan Documents.

qq.                   The following is hereby added as new Section 7.11 of the Loan Agreement:

“Section 7.11.        Pledges in connection with Corporate Debt.

(a)                                 In addition to the provisions of Section 7.3 and Section 7.10 above and notwithstanding any of the restrictions contained in Section 7.1 or Section 7.2, each of REIT and Borrower Principal shall be entitled to pledge, hypothecate or assign its direct or indirect interest in Borrower to an Institutional Lender or Institutional Lenders (including to an Institutional Lender as administrative agent for other lenders, without the requirement that each other lender be an Institutional Lender provided not less than 51% of the Corporate Debt (as herein defined) is held at all times by Institutional Lenders) without the consent of Lender, Servicer or the Rating Agencies for debt that is not mortgage indebtedness secured by the Property (“Corporate Debt”), provided that:

(i)                                     Lender shall have received written notice of such pledge, hypothecation or assignment not less than ten (10) Business Days prior to the date on which the same is scheduled to close;

(ii)                                  the financing secured by such pledge, hypothecation or assignment is recourse to REIT and/or Borrower Principal, as applicable, and is secured and will be secured by a pledge of direct or indirect ownership interests in substantial assets owned by REIT and/or Borrower Principal, as applicable other than the Property and interests in the Borrower; and

(iii)                               Borrower shall deliver to Lender, an Officer’s Certificate certifying that the financing secured by such pledge, hypothecation or assignment is in compliance with the provisions of this Section 7.11(a).

(b)                                 In the event of such pledge, hypothecation or assignment, the holder(s) thereof shall have the right to exercise any rights it may have with respect to a foreclosure or other realization upon such pledge, hypothecation or assignment, including, without limitation, taking title to such direct or indirect interests pledged to it provided that:

(i)            the transferee of title to such direct or indirect interests is an Institutional Lender (including an Institutional Lender as administrative agent for other lenders, without the requirement that each other lender be an Institutional Lender provided not less than 51% of the Corporate Debt is held by Institutional Lenders);

(ii)           the Property will be managed by a Qualified Manager;

(iii)          Such transferee shall deliver to Lender a New Non-Consolidation Opinion relating to such transfer, such opinion shall be in form, scope and substance acceptable to Lender and the Rating Agencies; and

(iv)                              prior to the transfer of title to such direct or indirect interests, such holder(s) shall provide notice and information to Lender of the proposed transfer and the identity of the proposed transferee and the Qualified Manager for its review to confirm compliance with this Section 7.11(b).

(c)                                            Borrower shall reimburse Lender for all reasonable out-of-pocket expenses incurred by Lender in connection with any transaction described in this Section 7.11 including reasonable legal fees.”

rr.                         Section 8.1(a)(v) of the Loan Agreement is hereby modified by changing “ten percent (10%)” to “twenty percent (20%)” in the 4th line.

ss.                       Section 8.1(b) of the Loan Agreement is hereby deleted and replaced with the following:

“(b)                           All insurance provided for in Section 8.1(a) shall be obtained under valid and enforceable policies (collectively, the “Policies” or in the singular, the “Policy”) meeting the requirements of Section 8.1(a) and shall be acceptable to Lender as to amounts, forms, deductibles, loss payees and insureds.  The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the State and having a financial strength rating of at least “A-” and a financial size category of at least “VIII” from Alfred M. Best Company, Inc. and a claims paying ability and financial strength rating of “A-” or better by S&P (and the equivalent ratings for Moody’s and Fitch) or such other ratings approved by Lender; provided, however, if the Policies have more than four (4) participants, such ratings requirement shall only apply to insurers providing at least 60% of the coverage capacity of such program.  To the extent such Policies are not available as of the Closing Date, Borrower shall deliver to Lender prior to the Closing Date an Accord 28 or similar certificate of insurance evidencing the coverages and amounts required hereunder and, upon request of Lender as soon as available after the Closing Date, copies of all Policies.  Not less than ten (10) days prior to the expiration dates of any insurance coverage in place with respect to the Property, Borrower shall deliver to Lender an Accord 28 or similar certificate accompanied by evidence satisfactory to Lender of payment of the premiums due in connection therewith (the “Insurance Premiums”), and, as soon as available thereafter, copies of all renewal Policies.”

tt.                         Section 8.4(b)(vii) of the Loan Agreement is hereby deleted and replaced with the following:

“(vii)                     The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Section 8.4(b), and the receipt by Lender of evidence reasonably satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender, provided no Event of Default shall have occurred and shall be continuing under the Note, this Agreement or any of the other Loan Documents to Borrower.”

uu.                   Lender acknowledges that Assumptor has provided evidence that Assumptor will be maintaining the insurance coverages required under Section 8.1 of the Loan Agreement under a blanket Policy acceptable to Lender.  Lender further acknowledges and agrees that Lender will continue to waive the requirement for an insurance escrow under Section 9.6 of the Loan Agreement as long as all such coverages continue to be maintained under a blanket Policy acceptable to Lender.

vv.                   All representations, warranties and covenants in the following Sections in Article 10 of the Loan Agreement shall be considered made by both Borrower and Operating Lessee and all references to the Borrower in such Sections are hereby modified to refer to each of Borrower and Operating Lessee:  Section 10.1(a), Section 10.1(d), Section 10.1(e), Section 10.2(a), Section 10.2(b), Section 10.2(d), Section 10.2(f), and Section 10.3.  For clarification, all references to the Lockbox Account being in the name of Borrower shall be revised to be in the name of the Operating Lessee.

ww.               Section 10.1(g) of the Loan Agreement is hereby deleted.

xx.                   Section 10.2(c)(viii) of the Loan Agreement is hereby deleted.

yy.                   Section 10.2(d)(ix) of the Loan Agreement is hereby deleted.

zz.                     Section 10.4 and Section 10.5 of the Loan Agreement are hereby deleted.

aaa.            All references to the Borrower in the following Sections of Article 11 of the Loan Agreement are hereby modified to refer to each of Borrower and Operating Lessee, to the extent applicable to such party: Section 11.1(d), Section 11.1(e), Section 11.1(f), Section 11.1(j), Section 11.1(p), Section 11.1(q), and Section 11.1(bb).

bbb.            Section 11.1(m) of the Loan Agreement is hereby deleted.

ccc.               The following is hereby added as new Section 11.1(cc) of the Loan Agreement:

“(cc)                      except as otherwise permitted pursuant to Section 5.23(b), if the Operating Lease is amended, modified, terminated or assigned without the prior written consent of the Lender,

ddd.            The second sentence of Section 11.2(a) of the Loan Agreement is hereby modified by adding “, Operating Lessee” in the parenthetical.  Operating Lessee acknowledges and agrees that, notwithstanding the provisions of Section 11.2 of the Loan Agreement, during the continuance of an Event of Default and at any time thereafter, Lender may pursue any rights or remedies against Operating Lessee available to it under the Loan Documents.

eee.               All representations, warranties and covenants in the following Sections in Article 12 of the Loan Agreement shall be considered made by both Borrower and Operating Lessee and all references to the Borrower in such Sections are hereby modified to refer to each of Borrower and Operating Lessee:  Section 12.1, Section 12.2, Section 12.4, and Section 12.5.

fff.                  The definition of “Environmental Report” set forth in Section 12.5 is hereby deleted and replaced with the following: “Environmental Report” shall mean the written reports resulting from the environmental site assessments of the Property delivered to Lender in connection with the Loan, together with any environmental site assessment delivered in connection with the Assumption.”

ggg.               Section 13.9 of the Loan Agreement is hereby deleted.

hhh.            All references to the Borrower in Article 15 of the Loan Agreement are hereby modified to refer to each of Borrower and Operating Lessee.

iii.                        The notice addresses of Lender and Borrower set forth in Section 16.1 of the Loan Agreement are hereby deleted and replaced with the following:

“If to Lender:	c/o Wells Fargo Commercial Mortgage Servicing — East,
550 S. Tryon St. 14th Floor
Charlotte, NC 28202, MAC D1086-140
Attn. Asset Manager

With a copy to:	Alston & Bird LLP, Bank of America Plaza
101 S. Tryon Street, Suite 4000
Charlotte, NC 28280-4000
Attn: James A. L. Daniel, Jr.

If to Borrower or

Operating Lessee:	c/o Sunstone Hotel Investors, Inc.
120 Vantis, Suite 350
Aliso Viejo, CA 92656
Attn: Legal Department (one notice) and
Attn: Finance Department (one notice)

With a copy to:	Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109
Attn. Brian R. Lerman”

jjj.                     All references to the Borrower in the following Sections of Article 17 of the Loan Agreement are hereby modified to refer to each of Borrower and Operating Lessee: Section 17.1, and Section 17.3

kkk.            All references to the Borrower in Article 18, Article 19 and Article 20 of the Loan Agreement are hereby modified to refer to each of Borrower and Operating Lessee.

lll.                        Section 19.1 of the Loan Agreement is hereby modified to change Borrower’s and Operating Lessee’s authorized agent to accept and acknowledge service to:

“National Registered Agents, Inc.

111 Eighth Avenue, 13th Floor

New York, NY 10011”

mmm.                                                Exhibit A to the Loan Agreement is hereby deleted and replaced with the organizational chart of Assumptor and Operating Lessee attached hereto as Exhibit B.

nnn.            Exhibit D to the Loan Agreement is hereby deleted.

ooo.            The deferred maintenance items listed on Schedule I attached hereto are hereby added to the list of deferred maintenance items on Schedule I to the Loan Agreement.

ppp.            Schedule III to the Loan Agreement is hereby deleted and replaced with Schedule III attached.

qqq.            The text of Schedule IV to the Loan Agreement is hereby deleted and replaced with the following “None”.

rrr.                     Schedule VI to the Loan Agreement is hereby deleted and replaced with Schedule VI attached.

sss.                  Except as specifically amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

11.                               Hazardous Materials.  Without in any way limiting any other provision of this Assumption Agreement, Assumptor and Borrower expressly reaffirm as of the Effective Date, and Assumptor reaffirms continuing hereafter:  (a) each and every representation and warranty in the Loan Documents, as hereby modified, respecting “Hazardous Materials”; and (b) each and every covenant and indemnity in the Loan Documents, as hereby modified, respecting “Hazardous Materials”.

12.                               Multiple Parties.  If more than one person or entity has signed this Assumption Agreement as Assumptor or Borrower, then all references in this Assumption Agreement to Assumptor or Borrower shall mean each and all of the persons so signing, as applicable.  The liability of all persons and entities signing shall be joint and several with all others similarly liable.

13.                               Confirmation of Security Interest.  Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance.  All assignments and transfers by Borrower to Assumptor are subject to any security interest(s) held by Noteholder.  Assumptor and Operating Lessee shall promptly execute and deliver any further documents reasonably requested by the Noteholder to evidence the liens, charges and encumbrances created by the Loan Documents, including, without limitation, evidence of recordation of the Memorandum of Assumption Agreement after the Effective Date.

14.                               Integration; Interpretation.  The Loan Documents, including this Assumption Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations.  The Loan Documents shall not be modified except by written instrument executed by Noteholder and Assumptor.  Any reference in any of the Loan Documents to the property or the Collateral shall include all or any parts of the Property or the Collateral.

15.                               Successors and Assigns.  This Assumption Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

16.                               Attorneys’ Fees; Enforcement.  If any attorney is engaged by Noteholder to enforce,  construe or defend any provision of this Assumption Agreement, or as a consequence of any default under or breach of this Assumption Agreement, with or without the filing of any legal action or proceeding, Assumptor shall pay to Noteholder, within 15 days after written demand, the amount of all reasonable attorneys’ fees and costs reasonably incurred by Noteholder in connection therewith, together with interest thereon from the date that is15 days after the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

17.                               Right of Transfer of Property.  The parties acknowledge that Section 9.04 of the Security Instrument provides that Noteholder shall consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein.  The parties agree that this Assumption Agreement and the actions to be taken as contemplated herein shall constitute one such consent.

18.                               Miscellaneous.

a.                          This Assumption Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction(s) specified in the other Loan Documents as governing the other Loan Documents.  In any action brought or arising out of this Assumption Agreement, Borrower, Original Guarantor, New Guarantor, Noteholder and Assumptor, and general partners, members and joint venturers of them, hereby consent to the jurisdiction of any state or federal court having proper venue as specified in the other Loan Documents and also consent to the service of process by any means authorized by the law of such jurisdiction(s).  Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the Loan Documents.  Time is of the essence of each term of the Loan Documents, including this Assumption Agreement.  If any provision of this Assumption Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

b.                          Notwithstanding anything to the contrary herein, this Agreement is subject to the provisions of Section 4 of the Note and Section 18.32 of the Security Instrument as if such provisions were set forth at length herein.

19.                               Counterparts.  This Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[SEE ATTACHED SIGNATURE PAGES]

IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor, Borrower, and Original Guarantor have caused this Assumption Agreement to be duly executed as of the date first above written.

NOTEHOLDER:

U.S. BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8, on its own behalf in its capacity as the current holder of Note A-1 and on behalf of the current Co-Lender

By:

Wells Fargo Bank, N.A., in its capacity as Master Servicer as authorized pursuant to that certain Pooling and Servicing Agreement dated as of February 1, 2013 and that certain Agreement between Noteholders dated as of February 21, 2013

By:
Name:
Title:

BORROWER:	RP/HH PARK PLAZA, LIMITED PARTNERSHIP,
a Delaware limited partnership

	By:	RP/HH Park Plaza GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

ORIGINAL
GUARANTOR:	ROCKPOINT REAL ESTATE FUND III, L.P.,
a Delaware limited partnership

	By:	Rockpoint Real Estate Fund III GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

ASSUMPTOR:	BOSTON 1927 OWNER, LLC,
a Delaware limited liability company

By:
Name:
Title:

NEW
GUARANTOR:	SUNSTONE HOTEL PARTNERSHIP, LLC,
a Delaware limited liability company

By:
Name:
Title:

Acknowledged and agreed to with respect to its representations and covenants set forth herein and in the Loan Documents:

OPERATING
LESSEE:	BOSTON 1927 LESSEE, INC.,
a Delaware corporation

By:
Name:
Title:

EXHIBIT A

TO ASSUMPTION AGREEMENT

PREPARED BY AND	)
WHEN RECORDED MAIL TO:	)
Alston & Bird LLP	)
Bank of America Plaza	)
101 S. Tryon Street, Suite 4000)
Charlotte, NC 28280-4000)
Attn: James A. L. Daniel, Jr.	)

MEMORANDUM OF ASSUMPTION AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8, with a mailing address c/o Wells Fargo Bank, N. A., Commercial Mortgage Servicing, 1901 Harrison Street, 7th Floor, Oakland, CA 94612, MAC AO227-020 (“Noteholder”), RP/HH PARK PLAZA, LIMITED PARTNERSHIP, a Delaware limited partnership with a mailing address c/o The Rockpoint Group, LLC, Woodlawn at Old Parkland, 3953 Maple Avenue, Suite 300, Dallas (“Borrower”), ROCKPOINT REAL ESTATE FUND III, L.P., a Delaware limited partnership, with a mailing address c/o The Rockpoint Group, LLC, Woodlawn at Old Parkland, 3953 Maple Avenue, Suite 300, Dallas (“Original Guarantor”), BOSTON 1927 OWNER, LLC, a Delaware limited liability company, with a mailing address c/o Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, CA 92656  (“Assumptor”) and SUNSTONE HOTEL PARTNERSHIP, LLC, a Delaware limited liability company, with a mailing address c/o Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, CA 92656  (“New Guarantor”), and are parties to that certain Assumption Agreement dated of even date herewith (“Assumption Agreement”), as acknowledged and agreed to by BOSTON 1927 LESSEE, INC., a Delaware corporation, with a mailing address c/o Sunstone Hotel Investors, Inc., 120 Vantis, Suite 350, Aliso Viejo, CA 92656  (“Operating Lessee”).

The undersigned parties agree that all obligations under that certain Promissory Note A-1 (“Note A-1”), dated as of January 22, 2013, in the original principal balance of $95,000,000.00 and Promissory Note A-2 (“Note A-2” and collectively with Note A-1, the “Notes”), of even date with Note A-1, in the original principal balance of $25,000,000.00, secured by: (i) that certain Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by Borrower to Original Lender which, secures the Notes and other obligations of Borrower (“Security Instrument”), and which Security Instrument was recorded on January 24, 2013  in Book 50869, Page 102 in the real estate records of Suffolk County, Massachusetts (Official Records”), the Original Lender’s interest under which was assigned to Noteholder by instrument recorded on February 19, 2013, in Book 51097, Page 186, in said Official Records; (ii) all other Loan Documents (as defined in the Assumption Agreement) securing the real property described on EXHIBIT A, have been assumed by Assumptor upon the terms and conditions set forth in the Assumption Agreement.  The Assumption Agreement is by this reference incorporated herein and made a part hereof.  This Memorandum of Assumption Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

[SEE ATTACHED SIGNATURE PAGES]

IN WITNESS WHEREOF, Noteholder, Assumptor, New Guarantor, Borrower, and Original Guarantor have caused this Memorandum of Assumption Agreement to be duly executed as of the          day of July, 2013.

NOTEHOLDER:

U.S. BANK NATIONAL ASSOCIATION, as Trustee for Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commercial Mortgage Pass-Through Certificates, Series 2013-C8, on its own behalf in its capacity as the current holder of Note A-1 and on behalf of the current Co-Lender

By:

Wells Fargo Bank, N.A., in its capacity as Master Servicer as authorized pursuant to that certain Pooling and Servicing Agreement dated as of February 1, 2013 and that certain Agreement between Noteholders dated as of February 21, 2013

By:
Name:
Title:

ACKNOWLEDGMENT OF NOTEHOLDER

STATE OF CALIFORNIA	)
) ss
COUNTY OF ALAMEDA	)

On                       , 2013, before me,                                                     , the undersigned Notary Public in and for said County and State, personally appeared                                             , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Notary Public

My Commission Expires:

BORROWER:	RP/HH PARK PLAZA, LIMITED PARTNERSHIP,
a Delaware limited partnership

	By:	RP/HH Park Plaza GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

ORIGINAL
GUARANTOR:	ROCKPOINT REAL ESTATE FUND III, L.P.,
a Delaware limited partnership

	By:	Rockpoint Real Estate Fund III GP, L.L.C.,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

[COUNSEL TO ADD APPROPRIATE NOTARY BLOCKS]

ASSUMPTOR:	BOSTON 1927 OWNER, LLC,
a Delaware limited liability company

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF ORANGE	)

On                              , 2013, before me,                                                                           , Notary Public,

personally appeared                                                                                                                         ,

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

OPERATING
LESSEE:	BOSTON 1927 LESSEE, INC.,
a Delaware corporation

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF ORANGE	)

On                              , 2013, before me,                                                                           , Notary Public,

personally appeared                                                                                                                         ,

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

NEW
GUARANTOR:	SUNSTONE HOTEL PARTNERSHIP, LLC,
a Delaware limited liability company

By:
Name:
Title:

ACKNOWLEDGEMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF ORANGE	)

On                              , 2013, before me,                                                                           , Notary Public,

personally appeared                                                                                                                         ,

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she/he executed the same in her/his authorized capacity, and that by her/his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature of Notary Public	Place Notary Seal Above

Exhibit A

Legal Description

EXHIBIT B

BORROWER AND OPERATING LESSEE

EQUITY OWNERSHIP STRUCTURE

SCHEDULE I

ADDITOINAL DEFERRED MAINTENANCE ITEMS

SCHEDULE III

AFFILIATE TRANSACTIONS

NONE

SCHEDULE VI

UNPAID CONSTRUCTION EXPENSES

NONE